Exhibit 10.19

Equity Transfer Agreement

Transferor: Si Chen, Xiaodong Zhou, Shixinag Wang and International Lvan Co., Ltd.

(Party: A)

Transferee: International Lorain Holding, Inc.

(Party: B)

In accordance with the negotiations between two parties, the two parties conclude this equity transfer agreement, as follows:

I

the two parties are as follows:

Transferor: Si Chen, Xiaodong Zhou, Shixinag Wang and International Lvan Co., Ltd

(Party: A)

Transferee: International Lorain Holding, Inc.

(Party: B)

Address of Party B: George Town, Cayman Islands
Legal Representatives：Hisashi Akazawa
Nationality：Japanese

II

Party A agrees to transfer Si Chen’s 60.33%, Xiaodong Zhou’s 1.2%, Shixiang Wang’s 1.2%, Yuan Tian’s 1.2%, and International Lvan Co., Ltd.’s 36.07% equity of Luotian Lorain Foodstuff Co., Ltd to International Lorain Holding, Inc., all amount of US$1.25447million (RMB10million), accounts for 100% of the registered capital.

III

Within 90 days from the effective day, Part B should pay the equity transfer fee to Part A by bank transfer for 3 times in accordance with the currency and amount stated above.

IV

Party B shares and assumes all the rights and obligations that stated in Junan Hongrun Foodstuff Co., Ltd’s Charter that hold by Party A.

V

If either party of the agreement fail to implement the terms herein partly or totally, the party will bear responsibility for breach of the agreement. Should the breach is caused by two parties; each will take corresponding responsibility for breach of the agreement. The establishments, force, explanation, commence and solutions of dispute are governed by the laws of PRC. The disputes between two parties should be resolved through consultations, otherwise, two parties hereby submit to the jurisdiction of the Junan County People's Court.

VI

VI

This agreement is made in the office of Junan Hongrun Foodstuff Co., Ltd. in August 27th of 2006.

Please confirm that the foregoing is in accordance with your understanding of our agreement by signing a copy of this letter

Party A：

Party B：International Lorain Holding, Inc.

Legal Representatives：